Exhibit 99.02

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[LOGO]

Executing
The Operating Company Plans

Financial Performance

Regulators/ Legislators

Value to Customers	Environmental Stewardship

Invest in Regulated Utility Business

Paul Bonavia President – Utilities Group

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

Operating Companies

Xcel Energy Utilities Group

Northern States Power Minnesota NSP (M)	Northern States Power Wisconsin NSP (W)	Public Service Company of Colorado PSCo	Southwestern Public Service Company SPS

Northern States Power – Minnesota

[GRAPHIC]

2004 Customers

Electric	1,352,244
Gas	453,982

Strong Regional Economy

Unemployment rate – September 2005
US	4.8%
NSP (M)	3.5%

Job growth – 2006 Forecast
NSP (M)	1.3%

Xcel annual sales growth – 2005 – 2009
Electric	1.7%
Gas	1.5%

Future Power Requirements

Load & Resources

[CHART]

Resource Plan

•                  1,805 MW incremental non-renewable resource need by 2015

•                  560 MW incremental renewable resource need by 2015

•                  780 MW previously mandated renewable resources in progress

•                  Nuclear plant relicensing

•                  CapX transmission bill

[GRAPHIC]

Customer Relations

•                  Top quartile reliability

•                  Top quartile customer satisfaction

•                  Public support for environmental initiatives

•                  Fuel cost mitigation plan

Regulatory Climate

•                  Multiple electric rate cases

•                  Minnesota and North Dakota gas rate cases in 2005

•                  Multiple cost recovery riders

•                  Conservation incentive plan and MERP allow premium returns

Priorities

•                  Sustain strong operating performance

•                  Execute rate cases

•                  Advocate environmental and cost recovery policy initiatives

•                  Increase capital and O&M flexibility

Northern States Power – Wisconsin

[GRAPHIC]

2004 Customers

Electric	240,035
Gas	97,463

Strong Regional Economy

Unemployment rate – September 2005
US	4.8%
NSP (W)	3.5%

Job growth – 2006 Forecast
NSP (W)	1.3%

Xcel annual sales growth – 2005 – 2009
Electric	1.6%
Gas	1.2%

Profile

•                  Resource planning and energy supply coordinated with Northern States Power Minnesota through Interchange Agreement

•                  Lowest retail rates in Wisconsin

•                  Rate case every two years

•                  Best Xcel Energy delivery system performance

•                  Best Xcel Energy financial performance

Priorities

•                  Keep it up

•                  Execute rate cases

•                  Advance environmental initiatives

Public Service Company of Colorado

[GRAPHIC]

2004 Customers

Electric	1,294,849
Gas	1,209,297

Solid Regional Economy

Unemployment rate – September 2005
US	4.8%
PSCo	4.8%

Job growth – 2006 Forecast
PSCo	2.0%

Xcel annual sales growth – 2005 – 2009
Electric	1.9%
Gas	1.5%

Future Power Requirements

Load & Resources

[CHART]

Resource Plan

•                  2,600 MW by 2013

•                  Comanche coal plant project

•                  320 MW demand side management by 2013

•                  Renewable portfolio standard

•                  2007 solar mandate

•                  IGCC legislation

[GRAPHIC]

Customer Relations

•                  High exposure to natural gas volatility

•                  Quality of Service Plan reform

•                  Customer satisfaction trails other operating companies

•                  Major franchise renewals

•                  Fuel cost mitigation plan

Rates

•                  2005 gas rate case

•                  2006 electric rate case

•                  Multiple cost recovery clauses expire 12-31-06

[GRAPHIC]

Priorities

•                  Improve customer satisfaction

•                  Continue reliability initiatives

•                  Prepare 2006 electric rate case

•                  Conclude least-cost resource plan

•                  Increase capital and O&M flexibility

[GRAPHIC]

Southwestern Public Service

[GRAPHIC]

2004 Customers

Electric	394,879

Strong Regional
Economy

Unemployment rate – September 2005
US	4.8%
SPS	4.2%

Job growth – 2006 Forecast
SPS	1.4%

Xcel annual sales growth – 2005 – 2009
Electric	2.1%

Note: Sale pending on Kansas and Oklahoma properties

Future Power Requirements

Load & Resources

[CHART]

Resource Plan

•                  Long system is now short

•                  Two low-cost coal plants plus gas-fired steam plants

•                  New environmental mandates

•                  Transmission and renewable energy investment opportunities

[GRAPHIC]

Priorities

•                  Gain support for resource plan and cost recovery

•                  Prepare 2006 rate case

•                  Improve large customer relations

Executing the Operating Company Plan

People

Strategy	[GRAPHIC]	Operations

Three Core Processes

Strategy

Customers

Portfolio	[GRAPHIC]	Regulation

Operations

Operating plans translate strategy into specific goals, actions, milestones and accountabilities

Xcel Energy

NSP (M)	NSP (W)	PSCo	SPS

Executing
The Operating Company Plans

Strategy

Make building generation, purchasing power and conservation financially equivalent

•                  Enables better decisions by considering all costs and benefits

•                  Compensates utility shareholders for lost margins and imputed debt

Execution

Resource plan decisions, rate proposals and legislation

•                  Comanche 3 settlement

•                  Minnesota rate case financial equivalency proposal

•                  Transmission riders

•                  Manage to authorized returns

Strategy: Optimize Reliability / Cost Balance

Top Quartile Satisfaction* is Financially Prudent

Cost per Customer** (Dollars) by Customer Satisfaction

[CHART]

*                 JD Power Survey

**          Distribution O&M per retail customer plus customer care (FERC 901-916) less customer assistance (908) per retail customer

Capital Investment per New Customer

[CHART]

Improving Large Customer* Satisfaction

Percentile rank – TQS survey results

[CHART]

* 6,100 customers surveyed served by 60 utilities

Xcel Energy Utilities Group

NSP (M)	NSP (W)	PSCo	SPS

Resource Portfolio	External Affairs	Transmission	Asset Management	Marketing

People – Right People in Right Jobs

Paul Bonavia
President – Utilities Group

NSP (M)	NSP (W)	PSCo	SPS
President & CEO	President & CEO	President & CEO	President & CEO

Cyndi Lesher	Mike Swenson	Pat Vincent	Gary Gibson

Executing
The Operating Company Plans

Financial
Performance

Regulators/
Legislators

Value to	Environmental
Customers	Stewardship

Invest in Regulated Utility Business